   NUMBER                                                  SHARES
CE
COMMON STOCK         COSTILLA ENERGY, INC.              COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN                  CUSIP 22161G 10 3
      BOSTON, MASSACHUSETTS OR               SEE REVERSE FOR CERTAIN DEFINITIONS
         NEW YORK, NEW YORK                    AND ANY APPLICABLE RESTRICTIONS

        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT --


is the OWNER of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.10 PER SHARE, OF

                             COSTILLA ENERGY, INC.

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices of the Corporation and the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:

CHAIRMAN OF THE BOARD         SECRETARY     COUNTERSIGNED AND REGISTERED:
                   COSTILLA ENERGY, INC.     THE FIRST NATIONAL BANK OF BOSTON
                   CORPORATE SEAL DELAWARE         TRANSFER AGENT AND REGISTRAR
                   1996

                                            BY
                                                          AUTHORIZED SIGNATURE



AMERICAN BANK NOTE COMPANY     SEPT 20, 1996 fm
3504 ATLANTIC AVENUE           046488fc
SUITE 12                       PROOF NEW
LONG BEACH, CA 90807
(310) 989-2333
(FAX) (310) 426-7450 METRO




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                            COSTILLA ENERGY, INC.

      The corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each such class of stock or series thereof. Any such request should be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent and Registrar.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- _____ Custodian ______
                     (Cust)          (Minor)
                     Under Uniform Gifts to Minors
                     Act__________________________
                                (State)

     Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

For Value Received, _________________________ hereby sells(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

                      Dated _________________________________

                      X______________________________________
                                    (SIGNATURE)
NOTICE:
THE SIGNATURE(S)  TO
THIS ASSIGNMENT MUST
CORRESPOND  WITH THE
NAME(S)  AS  WRITTEN
UPON THE FACE OF THE
CERTIFICATE  WITHOUT
ALTERATION   OR  ANY
CHANGE WHATEVER.
                      X______________________________________
                                    (SIGNATURE)



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:

AMERICAN BANK NOTE COMPANY         SEPT 20, 1996 fm
3504 ATLANTIC AVENUE               046488bk
SUITE 12                           PROOF     NEW
LONG BEACH, CA 90807
(310) 989-2333
(FAX) (310) 428-7450